Exhibit 21.1

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
1. Airport Hotels LLC	Delaware
2. Ameliatel, a Florida GP	Florida
3. Atlanta II Limited Partnership	Delaware
4. Beachfront Properties, Inc.	Virgin Islands
5. Benjamin Franklin Hotel, Inc.	Washington
6. Braintree TPP LLC	Delaware
7. Brookfield TPP LLC	Delaware
8. BRE/Swiss L.L.C.	Delaware
9. Calgary Charlotte Holdings Company	Nova Scotia
10. Calgary Charlotte Partnership	Alberta, CN
11. CB Realty Sales, Inc.	Delaware
12. CCC CMBS Corporation	Delaware
13. CCES Chicago LLC	Delaware
14. CCFH Maui LLC	Delaware
15. CCFS Atlanta LLC	Delaware
16. CCFS Philadelphia LLC	Delaware
17. CCHH Atlanta LLC	Delaware
18. CCHH Burlingame LLC	Delaware
19. CCHH Cambridge LLC	Delaware
20. CCHH Host Capitol Hill LLC	Delaware
21. CCHH Maui LLC	Delaware
22. CCHH Reston LLC	Delaware
23. CCHI Singer Island LLC	Delaware
24. CCMH Atlanta Marquis LLC	Delaware
25. CCMH Atlanta Suites LLC	Delaware
26. CCMH Charlotte LLC	Delaware
27. CCMH Chicago CY LLC	Delaware
28. CCMH Copley LLC	Delaware
29. CCMH Coronado LLC	Delaware
30. CCMH Costa Mesa Suites LLC	Delaware
31. CCMH DC LLC	Delaware
32. CCMH Deerfield Suites LLC	Delaware
33. CCMH Denver SE LLC	Delaware
34. CCMH Denver Tech LLC	Delaware
35. CCMH Denver West LLC	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
36. CCMH Diversified LLC	Delaware
37. CCMH Downer’s Grove Suites LLC	Delaware
38. CCMH Dulles AP LLC	Delaware
39. CCMH Dulles Suites LLC	Delaware
40. CCMH Fin Center LLC	Delaware
41. CCMH Fisherman’s Wharf LLC	Delaware
42. CCMH Ft. Lauderdale LLC	Delaware
43. CCMH Gaithersburg LLC	Delaware
44. CCMH Hanover LLC	Delaware
45. CCMH Houston AP LLC	Delaware
46. CCMH Houston Galleria LLC	Delaware
47. CCMH IHP LLC	Delaware
48. CCMH Kansas City AP LLC	Delaware
49. CCMH Key Bridge LLC	Delaware
50. CCMH Lenox LLC	Delaware
51. CCMH Manhattan Beach LLC	Delaware
52. CCMH Marina LLC	Delaware
53. CCMH McDowell LLC	Delaware
54. CCMH Memphis LLC	Delaware
55. CCMH Metro Center LLC	Delaware
56. CCMH Miami AP LLC	Delaware
57. CCMH Minneapolis LLC	Delaware
58. CCMH Moscone LLC	Delaware
59. CCMH Nashua LLC	Delaware
60. CCMH Newark LLC	Delaware
61. CCMH Newport Beach LLC	Delaware
62. CCMH Newport Beach Suites LLC	Delaware
63. CCMH Newton LLC	Delaware
64. CCMH O’Hare AP LLC	Delaware
65. CCMH O’Hare Suites LLC	Delaware
66. CCMH Orlando LLC	Delaware
67. CCMH Palm Desert LLC	Delaware
68. CCMH Park Ridge LLC	Delaware
69. CCMH Pentagon RI LLC	Delaware
70. CCMH Perimeter LLC	Delaware
71. CCMH Philadelphia AP LLC	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
72. CCMH Philadelphia Mkt. LLC	Delaware
73. CCMH Portland LLC	Delaware
74. CCMH Potomac LLC	Delaware
75. CCMH Properties II LLC	Delaware
76. CCMH Quorum LLC	Delaware
77. CCMH Raleigh LLC	Delaware
78. CCMH Riverwalk LLC	Delaware
79. CCMH Rocky Hill LLC	Delaware
80. CCMH San Diego LLC	Delaware
81. CCMH San Fran AP LLC	Delaware
82. CCMH Santa Clara LLC	Delaware
83. CCMH Scottsdale Suites LLC	Delaware
84. CCMH South Bend LLC	Delaware
85. CCMH Tampa AP LLC	Delaware
86. CCMH Tampa Waterside LLC	Delaware
87. CCMH Times Square LLC	Delaware
88. CCMH Westfields LLC	Delaware
89. CCRC Amelia Island LLC	Delaware
90. CCRC Atlanta LLC	Delaware
91. CCRC Buckhead/Naples LLC	Delaware
92. CCRC Dearborn LLC	Delaware
93. CCRC Marina LLC	Delaware
94. CCRC Naples Golf LLC	Delaware
95. CCRC Phoenix LLC	Delaware
96. CCRC San Francisco LLC	Delaware
97. CCRC Tysons LLC	Delaware
98. CCSH Atlanta LLC	Delaware
99. CCSH Boston LLC	Delaware
100. CCSH Chicago LLC	Delaware
101. CCSH New York LLC	Delaware
102. Chesapeake Hotel Limited Partnership	Delaware
103. City Center Hotel Limited Partnership	Minnesota
104. Cincinnati Plaza LLC	Delaware
105. CLDH Meadowvale, Inc.	Ontario
106. CLMH Airport, Inc.	Ontario
107. CLMH Calgary, Inc.	Ontario

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
108. CLMH Eaton Centre, Inc.	Ontario
109. Davis Realty LLC	Delaware
110. DS Hotel LLC	Delaware
111. Durbin LLC	Delaware
112. East Side Hotel Associates, L.P.	Delaware
113. Elcrisa S.A. de C.V.	Mexico
114. Euro JV Manager LLC	Delaware
115. Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
116. Fernwood Atlanta Corporation	Delaware
117. Fernwood Hotel Assets, inc.	Delaware
118. Fernwood Hotel LLC	Delaware
119. G.L. Insurance Corporation	Hawaii
120. Harbor-Cal S.D. Partnership	California
121. HMA Realty Limited Partnership	Delaware
122. HMA-GP LLC	Delaware
123. HMC Airport, Inc.	Delaware
124. HMC Amelia I LLC	Delaware
125. HMC Amelia II LLC	Delaware
126. HMC AP Canada Company	Nova Scotia
127. HMC AP GP LLC	Delaware
128. HMC AP LP	Delaware
129. HMC Atlanta LLC	Delaware
130. HMC BCR Holdings LLC	Delaware
131. HMC BN Corporation	Delaware
132. HMC Burlingame Hotel LLC	Delaware
133. HMC Burlingame II LLC	Delaware
134. HMC Burlingame LLC	Delaware
135. HMC Cambridge LLC	Delaware
136. HMC Capital LLC	Delaware
137. HMC Capital Resources LLC	Delaware
138. HMC Charlotte (Calgary) Company	Nova Scotia
139. HMC Charlotte GP LLC	Delaware
140. HMC Charlotte LP	Delaware
141. HMC Chicago Lakefront LLC	Delaware
142. HMC Chicago LLC	Delaware
143. HMC Copley LLC	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
144. HMC Desert LLC	Delaware
145. HMC Diversified American Hotels, L.P.	Delaware
146. HMC Diversified LLC	Delaware
147. HMC DSM LLC	Delaware
148. HMC East Side II LLC	Delaware
149. HMC East Side LLC	Delaware
150. HMC Gateway LLC	Delaware
151. HMC Georgia LLC	Delaware
152. HMC Grace (Calgary) Company	Nova Scotia
153. HMC Grand LLC	Delaware
154. HMC Hanover LLC	Delaware
155. HMC Hartford LLC	Delaware
156. HMC Headhouse Funding LLC	Delaware
157. HMC Host Restaurants LLC	Delaware
158. HMC Hotel Development LLC	Delaware
159. HMC Hotel Properties II Limited Partnership	Delaware
160. HMC Hotel Properties Limited Partnership	Delaware
161. HMC HPP LLC	Delaware
162. HMC HT LLC	Delaware
163. HMC IHP Holdings LLC	Delaware
164. HMC JWDC GP LLC	Delaware
165. HMC JWDC LLC	Delaware
166. HMC Kea Lani LLC	Delaware
167. HMC Lenox LLC	Delaware
168. HMC Manhattan Beach LLC	Delaware
169. HMC Market Street LLC	Delaware
170. HMC Maui LLC	Delaware
171. HMC McDowell LLC	Delaware
172. HMC McDowell Mountains LLC	Delaware
173. HMC Mexpark LLC	Delaware
174. HMC MHP II LLC	Delaware
175. HMC Naples Golf, Inc.	Delaware
176. HMC NGL LLC	Delaware
177. HMC O’Hare Suites Ground LLC	Delaware
178. HMC OLS I LLC	Delaware
179. HMC OLS I LP	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
180. HMC OLS II LP	Delaware
181. HMC OP BN LLC	Delaware
182. HMC Pacific Gateway LLC	Delaware
183. HMC Palm Desert LLC	Delaware
184. HMC Park Ridge II LLC	Delaware
185. HMC Park Ridge LLC	Delaware
186. HMC Park Ridge LP	Delaware
187. HMC Partnership Properties LLC	Delaware
188. HMC PLP LLC	Delaware
189. HMC Polanco LLC	Delaware
190. HMC Potomac LLC	Delaware
191. HMC Properties I LLC	Delaware
192. HMC Properties II LLC	Delaware
193. HMC Property Leasing LLC	Delaware
194. HMC Reston LLC	Delaware
195. HMC Retirement Properties, L.P.	Delaware
196. HMC SBM Two LLC	Delaware
197. HMC Seattle LLC	Delaware
198. HMC SFO LLC	Delaware
199. HMC Suites Limited Partnership	Delaware
200. HMC Suites LLC	Delaware
201. HMC Swiss Holdings LLC	Delaware
202. HMC Times Square Hotel LLC	Delaware
203. HMC Times Square Partner LLC	Delaware
204. HMC Toronto Air Company	Nova Scotia
205. HMC Toronto Airport GP LLC	Delaware
206. HMC Toronto Airport LP	Delaware
207. HMC Toronto EC Company	Nova Scotia
208. HMC Toronto EC GP LLC	Delaware
209. HMC Toronto EC LP	Delaware
210. HMC/Interstate Manhattan Beach, L.P.	Delaware
211. HMC/RGI Hartford, L.P.	Delaware
212. HMH General Partner Holdings LLC	Delaware
213. HMH HPT CBM LLC	Delaware
214. HMH HPT RIBM LLC	Delaware
215. HMH Marina LLC	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
216. HMH Pentagon LLC	Delaware
217. HMH Restaurants LLC	Delaware
218. HMH Rivers L.P.	Delaware
219. HMH Rivers LLC	Delaware
220. HMH WTC LLC	Delaware
221. HMT Lessee Sub (Atlanta) LLC	Delaware
222. HMT Lessee Sub (Palm Desert) LLC	Delaware
223. HMT Lessee Sub (Properties II) LLC	Delaware
224. HMT Lessee Sub (Santa Clara) LLC	Delaware
225. HMT Lessee Sub (SDM Hotel) LLC	Delaware
226. HMT Lessee Sub I LLC	Delaware
227. HMT Lessee Sub II LLC	Delaware
228. HMT Lessee Sub III LLC	Delaware
229. HMT Lessee Sub IV LLC	Delaware
230. HMT SPE (Atlanta) Corporation	Delaware
231. HMT SPE (Palm Desert) Corporation	Delaware
232. HMT SPE (Properties II) Corporation	Delaware
233. HMT SPE (Santa Clara) Corporation	Delaware
234. Hopewell Associates, L.P.	Georgia
235. Host SH Boston Corporation	Massachusetts
236. Host CAD Business Trust	Maryland
237. Host CLD Business Trust	Maryland
238. Host CLP LLC	Delaware
239. Host California Corporation	Delaware
240. Host Cincinnati Hotel LLC	Delaware
241. Host Cincinnati II LLC	Delaware
242. Host Capitol Hill LLC	Delaware
243. Host DSM Limited Partnership	Delaware
244. Host Dallas Quorum Ground LLC	Delaware
245. Host Denver Hotel Company	Delaware
246. Host Denver LLC	Delaware
247. Host Euro Business Trust	Maryland
248. Host FJD Business Trust	Maryland
249. Host Financing LLC	Delaware
250. Host Fourth Avenue LLC	Delaware
251. Host Hanover Limited Partnership	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
252. Host Harbor Island Corporation	Delaware
253. Host Hotels & Resorts, L.P.	Delaware
253. Host Houston Briar Oaks, L.P.	Delaware
254. Host Indianapolis Hotel LLC	Delaware
255. Host Indianapolis Hotel Member LLC	Delaware
256. Host Indianapolis I LLC	Delaware
257. Host Indianapolis LLC	Indiana
258. Host Kierland LLC	Delaware
259. Host La Jolla LLC	Delaware
260. Host Los Angeles LLC	Delaware
261. Host Mission Hills LLC	Delaware
262. Host Mission Hills II LLC	Delaware
263. Host Mission Hills Hotel LLC	Delaware
264. Host Needham LLC	Delaware
265. Host Needham II LLC	Delaware
266. Host Needham Hotel LLC	Delaware
267. Host of Boston, Ltd.	Massachusetts
268. Host of Houston 1979	Texas
269. Host of Houston Ltd.	Texas
270. Host Park Ridge LLC	Delaware
271. Host PLN Business Trust	Maryland
272. Host Realty LLC	Delaware
273. Host Realty Company LLC	Delaware
274. Host Realty Hotel LLC	Delaware
275. Host Realty Partnership, L.P.	Delaware
276. Host San Diego Hotel LLC	Delaware
277. Host Tucson LLC	Delaware
278. Host UK Business Trust	Maryland
279. Host San Diego LLC	Delaware
280. Host Waltham LLC	Delaware
281. Host Waltham II LLC	Delaware
282. Host Waltham Hotel LLC	Delaware
283. Houston TPP LLC	Delaware
284. HST GP LAX LLC	Delaware
285. HST GP Mission Hills LLC	Delaware
286. HST GP San Diego LLC	Delaware
287. HST GP SR Houston LLC	Delaware
288. HST GP South Coast LLC	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
289. HST I LLC	Delaware
290. HST II LLC	Delaware
291. HST III LLC	Delaware
292. HST Kierland LLC	Delaware
293. HST Lessee Boston LLC	Delaware
294. HST Lessee Cincinnati LLC	Delaware
295. HST Lessee CMBS LLC	Delaware
296. HST Lessee Denver LLC	Delaware
297. HST Lessee Indianapolis LLC	Delaware
298. HST Lessee Keystone LLC	Delaware
299. HST Lessee LAX LP	Delaware
300. HST Lessee Mission Hills LP	Delaware
301. HST Lessee Needham LLC	Delaware
302. HST Lessee San Diego LP	Delaware
303. HST Lessee SLT LLC	Delaware
304. HST Lessee SNYT LLC	Delaware
305. HST Lessee South Coast LP	Delaware
306. HST Lessee SR Houston LLC	Delaware
307. HST Lessee Tucson LLC	Delaware
308. HST Lessee Waltham LLC	Delaware
309. HST Lessee West Seattle LLC	Delaware
310. HST Lessee WNY LLC	Delaware
311. HST Lessee WSeattle LLC	Delaware
312. HST LT LLC	Delaware
313. HST RHP LLC	Delaware
314. HTKG Development Associates Management Corporation	California
315. IHP Holdings Partnership LP	Pennsylvania
316. Indianapolis TPP LLC	Delaware
317. Ivy Street Hopewell LLC	Delaware
318. Ivy Street Hotel Limited Partnership	Georgia
319. Ivy Street LLC	Delaware
320. JWDC Limited Partnership	Delaware
321. Los Angeles TPP LLC	Delaware
322. Market Street Host LLC	Delaware
323. Marriott Mexico City Partnership, G.P.	Delaware
324. MDSM Finance LLC	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
325. Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
326. New Market Street LP	Delaware
327. Pacific Gateway, Ltd.	California
328. Philadelphia Airport Hotel Limited Partnership	Pennsylvania
329. Philadelphia Airport Hotel LLC	Delaware
330. Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
331. Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
332. PM Financial LLC	Delaware
333. PM Financial LP	Delaware
334. Potomac Hotel Limited Partnership	Delaware
335. PRM LLC	Delaware
336. Providence TPP LLC	Delaware
337. RHP Foreign Lessee LLC	Delaware
338. Rockledge CBM Investor II LLC	Delaware
339. Rockledge CBM One Corporation	Delaware
340. Rockledge Hanover LLC	Delaware
341. Rockledge HMC BN LLC	Delaware
342. Rockledge HMT LLC	Delaware
343. Rockledge Hotel LLC	Delaware
344. Rockledge Hotel Properties, Inc.	Delaware
345. Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
346. Rockledge Manhattan Beach LLC	Delaware
347. Rockledge Minnesota LLC	Delaware
348. Rockledge NY Times Square LLC	Delaware
349. Rockledge Potomac LLC	Delaware
350. Rockledge Riverwalk LLC	Delaware
351. Rockledge Square 254 LLC	Delaware
352. S.D. Hotels LLC	Delaware
353. Santa Clara HMC LLC	Delaware
354. Santa Clara Host Hotel Limited Partnership	Delaware
355. Seattle Host Hotel LLC	Delaware
356. Host Warsaw Corporation	Delaware
357. SNYT LLC	Delaware
358. South Coast Host Hotel LLC	Delaware
359. Stamford TPP LLC	Delaware
360. Starlex LLC	Delaware

As of December 2, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
361. Timeport, L.P.	Georgia
362. Times Square GP LLC	Delaware
363. Times Square HMC Hotel, L.P.	New York
364. Times Square LLC	Delaware
365. Timewell Group, L.P.	Georgia
366. W&S Realty Corporation of Delaware	Delaware
367. Waltham TPP LLC	Delaware
368. Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
369. YBG Associates LLC	Delaware
370. Host Holding Business Trust	Maryland